AMERICAN CENTURY MUTUAL FUNDS, INC.
                                               ARTICLES SUPPLEMENTARY

     AMERICAN CENTURY MUTUAL FUNDS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation has increased in some cases and decreased in some cases the number of shares of capital stock of certain series that the Corporation has authority to issue in accordance with
Section 2-105(c) of the Maryland General Corporation Law (the "Reallocation").

     THIRD: Immediately prior to the Reallocation the Corporation had the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock. Following the Reallocation, the Corporation has the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock.

     FOURTH: The par value of shares of the Corporation's capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

     FIFTH: Immediately prior to the Reallocation, the aggregate par value of all shares of stock that the Corporation was authorized to issue was One Hundred Eleven Million Dollars ($111,000,000). After giving effect to the Reallocation, the aggregate par value of all shares of stock that the Corporation is authorized to issue is One Hundred Eleven Million Dollars ($111,000,000).

     SIXTH: Immediately prior to the Reallocation, the eighteen (18) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

Series                                                          No. of Shares                      Aggregate Par Value
Growth Fund                                                     1,310,000,000                              $13,100,000
Select Fund                                                       515,000,000                                5,150,000
Ultra Fund                                                      3,950,000,000                               39,500,000
Vista Fund                                                      1,200,000,000                               12,000,000
Heritage Fund                                                     640,000,000                                6,400,000
Giftrust Fund                                                     200,000,000                                2,000,000
Balanced Fund                                                     265,000,000                                2,650,000
New Opportunities Fund                                            300,000,000                                3,000,000
Capital Value Fund                                                265,000,000                                2,650,000
Veedot Fund                                                       300,000,000                                3,000,000
Capital Growth Fund                                               710,000,000                                7,100,000
New Opportunities II Fund                                         375,000,000                                3,750,000
Fundamental Equity Fund                                           460,000,000                                4,600,000
Focused Growth Fund                                               100,000,000                                1,000,000
Small Cap Growth Fund                                             155,000,000                                1,550,000
Mid Cap Growth Fund                                               155,000,000                                1,550,000
NT Growth Fund                                                    100,000,000                                1,000,000
NT Vista Fund                                                     100,000,000                                1,000,000

     The par value of each share of stock in each Series is One Cent ($0.01) per share.

     SEVENTH: Immediately prior to the Reallocation, the number of shares and aggregate par value of each allocated among the Classes of shares is as follows:

                                                                                                                      Aggregate
Series Name                                          Class Name                          No. of Shares                Par Value
Growth Fund                                          Investor                              800,000,000               $8,000,000
                                                     Institutional                         150,000,000                1,500,000
                                                     Advisor                               210,000,000                2,100,000
                                                     R                                      50,000,000                  500,000
                                                     C                                     100,000,000                1,000,000

Select Fund                                          Investor                              300,000,000                3,000,000
                                                     Institutional                          40,000,000                  400,000
                                                     Advisor                                50,000,000                  500,000
                                                     A                                      25,000,000                  250,000
                                                     B                                      25,000,000                  250,000
                                                     C                                      25,000,000                  250,000
                                                     R                                      50,000,000                  500,000

Ultra Fund                                           Investor                            3,500,000,000               35,000,000
                                                     Institutional                         200,000,000                2,000,000
                                                     Advisor                               100,000,000                1,000,000
                                                     R                                      50,000,000                  500,000
                                                     C                                     100,000,000                1,000,000

Vista Fund                                           Investor                              800,000,000                8,000,000
                                                     Institutional                          80,000,000                  800,000
                                                     Advisor                               210,000,000                2,100,000
                                                     C                                     100,000,000                1,000,000
                                                     R                                      10,000,000                  100,000

Heritage Fund                                        Investor                              400,000,000                4,000,000
                                                     Institutional                          40,000,000                  400,000
                                                     Advisor                               100,000,000                1,000,000
                                                     C                                     100,000,000                1,000,000

Giftrust Fund                                        Investor                              200,000,000                2,000,000

Balanced Fund                                        Investor                              200,000,000                2,000,000
                                                     Institutional                          15,000,000                  150,000
                                                     Advisor                                50,000,000                  500,000

New Opportunities Fund                               Investor                             300,000,000                 3,000,000


                                                                                                                      Aggregate
Series Name                                          Class Name                         No. of Shares                 Par Value
Capital Value Fund                                   Investor                             200,000,000                 2,000,000
                                                     Institutional                         15,000,000                   150,000
                                                     Advisor                               50,000,000                   500,000

Veedot Fund                                          Investor                             200,000,000                 2,000,000
                                                     Institutional                         50,000,000                   500,000
                                                     Advisor                               50,000,000                   500,000

New Opportunities II Fund                            Investor                             250,000,000                 2,500,000
                                                     Institutional                         50,000,000                   500,000
                                                     A                                     25,000,000                   250,000
                                                     B                                     25,000,000                   250,000
                                                     C                                     25,000,000                   250,000

Capital Growth Fund                                  Investor                             300,000,000                 3,000,000
                                                     Institutional                         50,000,000                   500,000
                                                     R                                     60,000,000                   600,000
                                                     A                                    100,000,000                 1,000,000
                                                     B                                    100,000,000                 1,000,000
                                                     C                                    100,000,000                 1,000,000

Fundamental Equity Fund                              Investor                             200,000,000                 2,000,000
                                                     Institutional                         50,000,000                   500,000
                                                     R                                     60,000,000                   600,000
                                                     A                                     50,000,000                   500,000
                                                     B                                     50,000,000                   500,000
                                                     C                                     50,000,000                   500,000

Focused Growth Fund                                  Investor                             100,000,000                 1,000,000

Small Cap Growth Fund                                Investor                              55,000,000                   550,000
                                                     Institutional                         50,000,000                   500,000
                                                     A                                     20,000,000                   200,000
                                                     B                                     10,000,000                   100,000
                                                     C                                     10,000,000                   100,000
                                                     R                                     10,000,000                   100,000

Mid Cap Growth Fund                                  Investor                              55,000,000                   550,000
                                                     Institutional                         50,000,000                   500,000
                                                     A                                     20,000,000                   200,000
                                                     B                                     10,000,000                   100,000
                                                     C                                     10,000,000                   100,000
                                                     R                                     10,000,000                   100,000

NT Growth Fund                                       Institutional                        100,000,000                 1,000,000

NT Vista Fund                                        Institutional                        100,000,000                 1,000,000

     EIGHTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation has allocated Eleven Billion One Hundred Million (11,100,000,000) shares of the Eleven Billion One Hundred Million (11,100,000,000) shares of authorized capital stock of the Corporation among the sixteen (16) Series of stock of the Corporation as follows:

Series                                                                No. of Shares                      Aggregate Par Value
Growth Fund                                                           1,310,000,000                              $13,100,000
Select Fund                                                             515,000,000                                5,150,000
Ultra Fund                                                            3,950,000,000                               39,500,000
Vista Fund                                                            1,200,000,000                               12,000,000
Heritage Fund                                                           640,000,000                                6,400,000
Giftrust Fund                                                           200,000,000                                2,000,000
Balanced Fund                                                           265,000,000                                2,650,000
New Opportunities Fund                                                  300,000,000                                3,000,000
Capital Value Fund                                                      265,000,000                                2,650,000
Veedot Fund                                                             300,000,000                                3,000,000
Capital Growth Fund                                                     710,000,000                                7,100,000
New Opportunities II Fund                                               375,000,000                                3,750,000
Fundamental Equity Fund                                                 460,000,000                                4,600,000
Focused Growth Fund                                                     100,000,000                                1,000,000
Small Cap Growth Fund                                                   155,000,000                                1,550,000
Mid Cap Growth Fund                                                     155,000,000                                1,550,000
NT Growth Fund                                                          100,000,000                                1,000,000
NT Vista Fund                                                           100,000,000                                1,000,000

     NINTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation, the Board of Directors of the Corporation (a) has duly established classes of shares (each hereinafter referred to as a "Class") for the Series of the capital stock of the Corporation and (b) has allocated the shares designated to the Series in Article EIGHTH above among the Classes of shares. As a result of the action taken by the Board of Directors, the Classes of shares of the sixteen (16) Series of stock of the Corporation and the number of shares and aggregate par value of each is as follows:

                                                                                                Aggregate
Series Name                    Class Name                          No. of Shares                Par Value
Growth Fund                    Investor                              800,000,000               $8,000,000
                               Institutional                         150,000,000                1,500,000
                               Advisor                               210,000,000                2,100,000
                               R                                      50,000,000                  500,000
                               C                                     100,000,000                1,000,000


                                                                                                                Aggregate
Series Name                                    Class Name                          No. of Shares                Par Value
Select Fund                                    Investor                              300,000,000                3,000,000
                                               Institutional                          40,000,000                  400,000
                                               Advisor                                50,000,000                  500,000
                                               A                                      25,000,000                  250,000
                                               B                                      25,000,000                  250,000
                                               C                                      25,000,000                  250,000
                                               R                                      50,000,000                  500,000

Ultra Fund                                     Investor                            3,500,000,000               35,000,000
                                               Institutional                         200,000,000                2,000,000
                                               Advisor                               100,000,000                1,000,000
                                               R                                      50,000,000                  500,000
                                               C                                     100,000,000                1,000,000

Vista Fund                                     Investor                              800,000,000                8,000,000
                                               Institutional                          80,000,000                  800,000
                                               Advisor                               210,000,000                2,100,000
                                               C                                     100,000,000                1,000,000
                                               R                                      10,000,000                  100,000

Heritage Fund                                  Investor                              400,000,000                4,000,000
                                               Institutional                          40,000,000                  400,000
                                               Advisor                               100,000,000                1,000,000
                                               C                                     100,000,000                1,000,000

Giftrust Fund                                  Investor                              200,000,000                2,000,000

Balanced Fund                                  Investor                              200,000,000                2,000,000
                                               Institutional                          15,000,000                  150,000
                                               Advisor                                50,000,000                  500,000

New Opportunities Fund                         Investor                             300,000,000                 3,000,000

Capital Value Fund                             Investor                             200,000,000                 2,000,000
                                               Institutional                         15,000,000                   150,000
                                               Advisor                               50,000,000                   500,000

Veedot Fund                                    Investor                             200,000,000                 2,000,000
                                               Institutional                         50,000,000                   500,000
                                               Advisor                               50,000,000                   500,000

New Opportunities II Fund                      Investor                             175,000,000                 1,750,000
                                               Institutional                         50,000,000                   500,000
                                               A                                    100,000,000                 1,000,000
                                               B                                     25,000,000                   250,000
                                               C                                     25,000,000                   250,000


                                                                                                                Aggregate
Series Name                                    Class Name                         No. of Shares                 Par Value
Capital Growth Fund                            Investor                             300,000,000                 3,000,000
                                               Institutional                         50,000,000                   500,000
                                               R                                     60,000,000                   600,000
                                               A                                    100,000,000                 1,000,000
                                               B                                    100,000,000                 1,000,000
                                               C                                    100,000,000                 1,000,000

Fundamental Equity Fund                        Investor                             200,000,000                 2,000,000
                                               Institutional                         50,000,000                   500,000
                                               R                                     60,000,000                   600,000
                                               A                                     50,000,000                   500,000
                                               B                                     50,000,000                   500,000
                                               C                                     50,000,000                   500,000

Focused Growth Fund                            Investor                             100,000,000                 1,000,000

Small Cap Growth Fund                          Investor                              55,000,000                   550,000
                                               Institutional                         50,000,000                   500,000
                                               A                                     20,000,000                   200,000
                                               B                                     10,000,000                   100,000
                                               C                                     10,000,000                   100,000
                                               R                                     10,000,000                   100,000

Mid Cap Growth Fund                            Investor                              55,000,000                   550,000
                                               Institutional                         50,000,000                   500,000
                                               A                                     20,000,000                   200,000
                                               B                                     10,000,000                   100,000
                                               C                                     10,000,000                   100,000
                                               R                                     10,000,000                   100,000

NT Growth Fund                                 Institutional                        100,000,000                 1,000,000

NT Vista Fund                                  Institutional                        100,000,000                 1,000,000

     TENTH: Except as otherwise provided by the express provisions of these Articles Supplementary, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any Series or Class or any unissued shares that have not been allocated to a Series or Class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation of the Corporation.

     ELEVENTH: A description of the series and classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation of the Corporation and is not changed by these Articles Supplementary, except with respect to the creation and/or designation of the various Series.

     TWELFTH: The Board of Directors of the Corporation duly adopted resolutions dividing into Series and Classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles Supplementary.

     IN WITNESS WHEREOF, AMERICAN CENTURY MUTUAL FUNDS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 14th day of November, 2006.

ATTEST:                                     AMERICAN CENTURY MUTUAL FUNDS, INC.



/s/ Otis H. Cowan                           /s/ David H. Reinmiller
Name:  Otis H. Cowan                        Name:   David H. Reinmiller
Title:   Assistant Secretary                Title:      Vice President


     THE UNDERSIGNED Vice President of AMERICAN CENTURY MUTUAL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, the foregoing Articles Supplementary to the Charter to be the corporate act of said Corporation, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects under the penalties of perjury.

November 14, 2006                           /s/ David H. Reinmiller
                                            David H. Reinmiller, Vice President